UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2004

Cohu, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-4298 (Commission File Number)	95-1934119 (IRS Employer Identification No.)

12367 Crosthwaite Circle, Poway, California (Address of Principal Executive Offices)	92064 (Zip Code)

Registrant’s telephone number, including area code (858) 848-8100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Second Quarter 2004 Earnings Release, dated July 22, 2004, of Cohu, Inc.

Item 12. Results of Operations and Financial Condition.

     On July 22, 2004, Cohu, Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended June 30, 2004. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COHU, INC.

Dated: July 22, 2004	By:	/s/ John H. Allen

John H. Allen Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Second Quarter 2004 Earnings Release, dated July 22, 2004, of Cohu, Inc.